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              MANAGEMENT SERVICES EXTENSION AGREEMENT

THIS AGREEMENT dated effective as of the 1st day of December, 2000.

BETWEEN:          WILLIAM INY, of 5709 Hudson Street,
                  Vancouver, British Columbia, Canada V6M 2Z2

                  (hereinafter called "Iny")

                                                         OF THE FIRST PART

AND:              ENCORE VENTURES, INC., a company
                  incorporated under the laws of the
                  State of Nevada

                  (hereinafter called "Encore")

                                                        OF THE SECOND PART

WHEREAS Iny and Encore entered into a management services agreement dated the 1st day of December, 1999 (the "Management Services
Agreement");

AND WHEREAS Iny and Encore have agreed to extend the Management
Services Agreement for an additional one year term.

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. The Management Services Agreement is hereby extended for an additional one year term expiring December 1, 2001.

2. All terms and conditions of the Management Services Agreement shall continue in full force and effect until expiry of the extended term on December 1, 2001 unless the Management Services Agreement is earlier terminated in accordance with its terms or by agreement or is extended by agreement in writing.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED SEALED AND DELIVERED
by WILLIAM INY in the presence of:

/s/ Ikkee Battle
_________________________
Signature of Witness

Ikkee Battle                             /s/ William Iny
_________________________                _________________________
Name of Witness                          WILLIAM INY

1555 N. Grandview
_________________________
Address of Witness




ENCORE VENTURES, INC.
by its authorized signatory:

/s/ William Iny
_________________________________
Signature of Authorized Signatory


William Iny
____________________________
Name of Authorized Signatory